Exhibit 10.15

COLLABORATION AGREEMENT

THIS COLLABORATION AGREEMENT (“Agreement”) is made as of this 18th day of August 2014 (the “Effective Date”), by and between Capsugel US, LLC and its Affiliates with an address at 412 Mt. Kemble Ave, Suite 200C, Morristown, NJ 07960 (“CAPSUGEL”) and Cardax, Inc., and its Affiliates, with a corporate address at 2800 Woodlawn Dr., Suite 129, Honolulu, HI 96822 (“CARDAX”). CARDAX and CAPSUGEL are each a “Party” and together constitute the “Parties”

RECITALS

WHEREAS, CAPSUGEL is experienced in formulating, developing, manufacturing, testing and packaging of health and nutrition products; and

WHEREAS, CARDAX is experienced in developing products that are based on its astaxanthin technologies; and

WHEREAS, CAPSUGEL and CARDAX desire to enter into an arrangement under which the Product (as defined below) will be formulated and developed for the purpose of identifying a marketing partner(s) (“Marketer”) for Marketer’s onward sale of the Product in the Territory.

NOW, THEREFORE, the Parties hereto agree to the following:

SECTION 1

DEFINITIONS

The following terms for the purpose of this Agreement shall have the following respective meanings:

1.1 “Active Ingredient” shall mean the synthetic Astaxanthin and/or esters thereof that will be formulated in the Product as the active ingredient of the Product.

1.2 “Adjusted Net Sales” shall mean [***].

1.3 “Administrative Cost” shall mean [***].

1.4 “Affiliate” shall mean, with respect to either Party, all entities which, directly or indirectly, are controlled by, control or are under common control with such Party. For purposes of this Agreement, the word “control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity, including through ownership of more than fifty percent (50%) of the voting shares or interest of an entity; provided, however, with respect to CAPSUGEL, the term “Affiliate” shall be limited to entities who directly or indirectly through one or more intermediaries are controlled by the parent of CAPSUGEL’s direct parent entity and with respect to CARDAX the term “Affiliate” shall not include Cardax Pharmaceuticals, Inc.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF
1934. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
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1.5 “Applicable Laws” shall mean all applicable laws, statutes, ordinances, codes, rules and regulations applicable to the formulation, development and/or manufacture, marketing, distribution sale, and disposal of the Product or any aspect thereof and the obligations of CAPSUGEL or CARDAX, as the context requires under this Agreement.

1.6 “Annual Period” shall mean the twelve (12) month period beginning on the first day in which the Launch Date occurs and each twelve (12) month period beginning on the anniversary of such day thereafter.

1.7 “Commercially Reasonable Efforts” means a Party’s reasonable efforts and diligence, consistent with professional business standards generally practiced in the health and nutrition industry, applied in accordance with the Party’s commercially reasonable business, legal, medical and scientific judgment, including the efforts and resources the Party would use for a product owned by it or to which it has rights, which is of similar market potential at a similar stage in its product life, taking into account the competitiveness of the marketplace, the proprietary position of the compound, the Applicable Laws, the profitability of the applicable products, and other relevant factors including, without limitation, technical, legal, scientific or medical factors.

1.8 “Development Plan” shall have the meaning set forth in Section 2.1.

1.9 “Disclosing Party” shall have the meaning set forth in the Confidentiality Agreement.

1.10 “Formulation” means a specific combination of excipient(s) that can formulate the Active Ingredient, as well as compounds other than the Active Ingredient, developed as a result of the work conducted under the Development Plan.

1.11 “Force Majeure” shall have the meaning set forth in Section 10.5.

1.12 “Indemnified Party” shall have the meaning set forth in Section 8.3.

1.13 “Indemnifying Party” shall have the meaning set forth in Section 8.3.

1.14 “Intellectual Property Rights” means a composition of matter, formula, process, method of use, invention, improvement, business name, domain name or database right to the extent any of the foregoing is protected in a utility model, trademark, service mark, trade name or business name, copyright, registered design, design right, patent, know-how, trade secret, rights in or to confidential information all goodwill related thereto and any other intellectual property right of any nature whatsoever throughout the world (whether registered or unregistered and including all applications and rights to apply for the same).

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF
1934. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
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1.15 “Launch Date” shall mean the date upon which Marketer first offers the Product for commercial sale in the Territory .

1.16 “Loss or Losses” shall mean any and all damages, fines, fees, settlements, payments, obligations, penalties, deficiencies, losses, costs and expenses, including, without limitation, environmental losses, interest, court costs, reasonable fees of attorneys, accountants and other experts and other reasonable expenses of litigation or other proceedings or of any claim, default or assessment.

1.17 “Manufacturing Facility” shall mean those areas of CAPSUGEL or CAPSUGEL’s subcontractors manufacturing, packaging, laboratory and warehousing facilities utilized in the formulation, manufacture, packaging, storage, testing, shipping or receiving of the Product.

1.18 “Materials” mean all excipient(s) and inactive raw materials used in the formulation of the Product. For the avoidance of doubt, “Materials” does not include any Active Ingredient or work in process or finished goods inventory.

1.19 “Net Sales” means [***].

1.20 “Product” shall mean Active Ingredient Formulated in CAPSUGEL’s proprietary Lipid Multi-Particulate Technology, including any improvements or derivatives of such technology.

1.21 “Receiving Party” shall have the meaning set forth in the Confidentiality Agreement.

1.22 “Regulatory Approvals” means any and all approvals, licenses, registrations, or authorizations of the relevant Regulatory Authority, necessary for the development, manufacture, use, storage, import, transport, export or commercialization of the Product in a particular country or jurisdiction.

1.23 “Regulatory Authority (ies)” means any governmental regulatory authority within a Territory involved in regulating any aspect of the development, manufacture, testing, market approval, sale, distribution, packaging or use of the Product.

1.24 “Regulatory Filings” shall mean the registrations, permits, licenses, authorizations, presentations, notifications, filings and/or approvals (together with all applications therefore and all related documents required by the FDA and all other laws for the development, manufacture, use, importation, export, marketing, sale and distribution of the Product within the Territory.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF
1934. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
3

1.25 “Royalty Payment” shall have the meaning set forth in Section 5.1.

1.26 “Specifications” shall mean the Product description and attributes agreed upon between the Parties upon conclusion of the Development Plan and appended to this Agreement as Exhibit B that will be attached hereto and, when attached, will be a part hereof, prior to commercialization of the Product.

1.27 “Territory” shall mean worldwide.

Section 2

Product Development, Manufacture and Commercialization

2.1	Governance Process Among the Parties. Both CARDAX and CAPSUGEL will agree upon a development plan, which shall be in writing and attached hereto as Exhibit A (the “Development Plan”), which shall describe various parameters including each Party’s duties, obligations, time schedule and deliverables schedule. The activities performed under the Development Plan (the “Development Activities”) shall be administered by a joint project team (“JPT”), which shall review/update/amend the Development Plan for the Product in the Territory and coordinate the Formulation, development, manufacturing and commercialization of the Product, including identifying and selecting one or more Marketers as contemplated under Section 2.4. Each Party shall appoint a project manager to oversee that Party’s performance of its obligations under this Agreement and shall notify the other Party of the name and full contact details of its appointed project manager. The JPT shall comply with this Agreement for decisions specifically assigned to a Party pursuant to this Agreement. Meetings shall take place by telephone or in person and the JPT will operate by consensus. If consensus cannot be reached, the matter will be submitted to the Head of Dosage Form Solutions of CAPSUGEL and the President and CEO of CARDAX for resolution. If such matter is not resolved, then the Parties may attempt to mediate such issue under the JAMS mediation rules. No member or any Affiliate of any member of the JPT shall have any liability under this Agreement and shall be exculpated to the fullest extent not prohibited by law from any liability to any Party that such member is not an employee, officer, consultant or acting in any similar capacity.

2.2	CAPSUGEL Responsibilities. With respect to the Product, CAPSUGEL, [***] shall [***] perform the development work necessary to formulate, analytically develop and take all other developmental actions necessary or required to develop the Product and manufacture pre-clinical and clinical batches (collectively, the “CAPSUGEL Development Activities”). For purposes of further clarification, CAPSUGEL Development Activities shall include, without limitation, each of the following performed with all due diligence, care and skill and in accordance with all other Applicable Laws:

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF
1934. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
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(a)	Formulation Development. Formulation shall mean a specific combination of Materials that formulate the Active Ingredient, as well as compounds other than the Active Ingredient, developed as a result of the work conducted under the Development Plan. The development of the Formulation of the Product, includes without limitation, all stability tests and other studies as applicable, providing CARDAX reports of such stability tests, using Commercially Reasonable Efforts to modify the Formulation as necessary and develop processes capable of scale-up and commercialization in accordance with Applicable Laws.

(b)	Analytical Methods. Developing and validating analytical methods including but not limited to dissolution, assay, and stability as agreed upon by the Parties.

(c)	Manufacture of Study Batches. The manufacture [***] of batches of Product in amounts specified on or about the dates determined as reasonably necessary for conducting all required for CAPSUGEL/CARDAX funded studies. Any other batches required or reasonably required by the Marketer for applying for and all actions related to additional Regulatory Approvals and Regulatory Filings of the Product and any related communications, studies or support for the FDA or any other Regulatory Authority (ies), which may include human and animal studies, shall be paid for by the Marketer, unless the Parties agree otherwise.

(d)	Manufacturing Development. Development of manufacturing processes and systems in conformance with cGMP requirements of FDA to manufacture pilot batches, exhibit batches and commercial batches of Product.

(e)	Reporting. CAPSUGEL shall, throughout the performance of the Development Plan studies, consult with CARDAX on matters including technical, intellectual property and regulatory aspects and keep the other apprised of all developments.

(f)	Commercial Manufacturing. CAPSUGEL shall manufacture the Product for each Marketer unless otherwise agreed by the Parties and the applicable Marketer.

2.3	CARDAX Responsibilities.

(a)	CARDAX shall be responsible for [***] the Active Ingredient [***], subject to reasonable notice and delivery schedules and reasonable amounts required by CAPSUGEL for it to perform its obligations under this Agreement or as otherwise agreed by CARDAX.

(b)	[***]

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF
1934. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
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2.4	Joint Responsibilities.

[***]

The marketing of the Product shall be carried out by one or more mutually identified Marketer(s) by the JPT or otherwise in accordance with Section 2.1. CAPSUGEL and CARDAX will jointly control identification, decision rights, and terms for a Marketer as determined by the JPT or otherwise in accordance with Section 2.1. If a Marketer is not identified, or the terms are not determined, by the JPT or otherwise in accordance with Section 2.1, then the Marketer (and such terms) may be designated by either Party, subject to the reasonable approval of the other Party.

Any additional costs/activities required from a Marketer will be subject to agreement of the JPT or otherwise as provided in Section 2.1, including but not limited to pre-launch out-of-pocket expenses and the funding of such costs and expenses. These costs will be shared [***].

2.5	Ownership of Application. CARDAX shall own and control all information and rights in, to and under all Regulatory Approvals in the Territory (including all associated contents and correspondences) and applications therefore related to the Product and any other marketing authorizations within the Territory, unless otherwise mutually agreed upon by the Parties.

Section 3

Intellectual Property Matters

3.1 Background IP. This Agreement shall not change, modify or otherwise affect any rights to any confidential information, inventions, patents, patent applications or other Intellectual Property Rights owned or developed by either Party before the Effective Date or developed by a Party after the Effective Date other than under the terms of this Agreement (“Background IP”). This Agreement shall not confer on either Party any rights in and/or to any Background IP of the other party, except as otherwise provided in this Agreement.

3.2 CAPSUGEL Property. CARDAX acknowledges that CAPSUGEL possesses certain inventions, processes, know-how, trade secrets, improvements, other intellectual properties and other assets, including but not limited to formulation recipes, processing details, laboratory analyses, analytical methods, procedures and techniques, computer technical expertise and software, which have been independently developed by CAPSUGEL, including but not limited to, the Background IP of CAPSUGEL (collectively “Capsugel Property”). CARDAX and CAPSUGEL agree that any Capsugel Property or improvements thereto which are used, improved, modified or developed by CAPSUGEL under or during the term of this Agreement are the product of CAPSGUEL’s technical expertise possessed and developed by CAPSUGEL prior to the Effective Date and are the sole and exclusive property of CAPSUGEL.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF
1934. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
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3.3 CARDAX Property. CAPSUGEL acknowledges that CARDAX possesses certain inventions, processes, know-how, trade secrets, improvements, other intellectual properties and other assets, which have been independently developed by CARDAX, including but not limited to, the Background IP of CARDAX (collectively “CARDAX Property”). CAPSUGEL and CARDAX agree that any CARDAX Property or improvements thereto which are used, improved, modified or developed by CARDAX under or during the term of this Agreement are the product of CARDAX’s technical expertise possessed and developed by CARDAX prior to the Effective Date and are the sole and exclusive property of CARDAX.

3.4 Use of Confidential Information. CARDAX may use the confidential information of CAPSUGEL generated under this Agreement, except for CAPSUGEL’s internal technical protocols and Background IP, to the extent necessary (i) in connection with seeking regulatory approval for a Compound Formulation or the Product and/or (ii) filing a patent application. “Compound Formulation” means any specific combination of excipient(s) and the Active Ingredient developed as a result of the work conducted under this Agreement. CARDAX may use and disclose CAPSUGEL’s internal technical protocols and Background IP, to the extent necessary for Regulatory Approvals as contemplated by Section 2.3(b) to the extent reasonably determined by CAPSUGEL after notice and consultation with CAPSUGEL by CARDAX.

3.5 Inventions. Each Party will own all of its inventions and other Intellectual Property Rights made under this Agreement, including any patents, patent applications and other Intellectual Property Rights related to such inventions, if any, made solely by its employees or independent contractors or employees or independent contractors of its Affiliates, unless otherwise expressly set forth herein.

3.6 Joint Inventions. The Parties will jointly own all inventions and other Intellectual Property Rights jointly made under this Agreement that are directly resulting from work conducted under this Agreement in accordance with the Development Plan and related specifically to the Product or the Compound Formulation, including any patents, patent applications and other Intellectual Property Rights related to such inventions, if any, unless otherwise expressly set forth herein. During the Term, each Party hereby provides a worldwide, exclusive, royalty free, perpetual license of such Intellectual Property Rights for use by each licensee in its business in connection with the development and marketing and commercialization of the Product. For avoidance of doubt, no Party or any of its Affiliates shall have any rights to the Background IP of the other Party nor shall any Party have rights to any trademarks, service marks, trade names, business names or product names developed by the other Party. All decisions regarding the protection and exploitation of joint investments and other Intellectual Property Rights shall be determined by the JPT or otherwise in accordance with Section 2.1.

3.7 [reserved]

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF
1934. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
7

3.8 Freedom to Operate. CARDAX acknowledges that it shall be solely and fully responsible to use its Commercially Reasonable Efforts for doing any and all freedom to operate assessments regarding possible infringement of third party intellectual property rights for the Product in the part of the Territory that the Parties reasonably determine require such protection; provided, however, each Party shall be solely and fully responsible for doing any and all freedom to operate assessments regarding possible infringement of third party intellectual property rights for any and all of its Intellectual Property Rights.

Section 4

Exclusivity

[***]

Section 5

Consideration

5.1 Royalty Payments. CAPSUGEL shall pay to CARDAX a royalty equal to [***] of the Adjusted Net Sales (“Royalty Payment”) within [***] after the end of [***].

5.2 Mode of Payment. CAPSUGEL will endeavor to contract with Marketer to receive profit sharing payments in U.S. dollars and CAPSUGEL will in turn pay CARDAX its share in U.S. dollars. Should Marketer require that local currency based payments be made to CAPSUGEL then CAPSUGEL will pay CARDAX its share in such local currency unless otherwise agreed. For instances in which Marketer sells the product in a local currency other than U.S. dollars but agrees to pay CAPSUGEL in U.S. dollars, the conversion of local currency to USD will be a mutually agreeable methodology with such Marketer (e.g., using the Marketer’s standard accounting methodology such as its average daily rate for its accounting month).

5.3 Taxes. All federal, national, regional, district, local or other governmental income tax or similar tax that is imposed on either Party as a result of income, shall be the responsibility of such Party. All amounts payable by CAPSUGEL to CARDAX under this Agreement shall be paid free and clear of all deductions or withholdings whatsoever, except as may be required by law. If any deductions or withholdings are required by law to be made from any of the amounts payable by CAPSUGEL to CARDAX, the amount of any such withholding may be treated as part of the Royalty Payment, depending on the timing and the applicable legal requirements and CAPSUGEL shall provide CARDAX a receipt of any such withholdings.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF
1934. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
8

Section 6

Regulatory Requirements

6.1 Regulatory Contacts. [***] CAPSUGEL shall notify CARDAX immediately, and in no event, no later than three (3) business day(s), after it receives any contact or communication from any governmental or regulatory authority, including without limitation the FDA, that in any way relates to or may have an impact on a Product or the CAPSUGEL Development Activities.

6.2 Regulatory Inspections. Throughout the Term of this Agreement, CAPSUGEL agrees to cooperate with any governmental or regulatory body, particularly the FDA, which requests a general GMP inspection or audit or any inspection or audit relative to the manufacture, storage, handling, or shipment of Product manufactured, stored, handled, or shipped by CAPSUGEL. In addition, CAPSUGEL shall use its Commercially Reasonable Efforts to meet all reasonable U.S. FDA and other appropriate regulatory demands.

6.3 CARDAX Inspection. CARDAX shall have the right to audit CAPSUGEL’s facilities, quality systems and records from time to time upon reasonable notice and CARDAX shall have the right to have a third party accounting firm, subject to a non-disclosure agreement, audit CAPSUGEL’s financials as they relate to Net Sales and Adjusted Net Sales. In the event that the amount of the Royalty Payment for any quarter is 10% or more than the amount reported by CAPSUGEL, then CAPSUGEL will pay the costs and expenses of the audit or investigation.

6.4 Regulatory Notices. CAPSUGEL shall provide prompt written notice to CARDAX of the occurrence of, and the results of any regulatory notices including inspections as referenced in this Section 6 relating to the manufacture of Product.

6.5 Recordkeeping. CAPSUGEL shall keep true, accurate, and complete books, records, reports, and accounts (hereinafter “Records”) of all business or activities in connection with or relating to the manufacture, storage, handling, and shipment, including all validations, qualification, and validation protocols, of Product and this Agreement. CARDAX has the right, upon reasonable prior notice and during normal business hours, to inspect and examine such Records. CAPSUGEL agrees to retain all such Records for a period of five (5) years after the expiration of the Term or after termination of this Agreement.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF
1934. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
9

6.6 Recall. In the event that either Party believes it may be necessary to conduct a recall, field correction, market withdrawal, stock recovery, or other similar action with respect to any Product which was sold under this Agreement (a “Recall”), CARDAX and CAPSUGEL shall promptly consult with each other in good faith as to how best to proceed, it being understood and agreed that the final decision as to any Recall of any Product sold by Marketer(s) shall be made jointly; provided, however, that neither Party shall be prohibited hereunder from taking any action that it is required to take by Applicable Law or taking Commercially Reasonable Efforts to mitigate the loss from any Recall or seizure or to protect the public. Each of CAPSUGEL and CARDAX shall make a permanent, complete and accurate record of all costs incurred by it in connection with any Product Recall or seizure. With respect to any Recall or seizure of any Product caused by the negligence, mistake or omission of CAPSUGEL, CAPSUGEL shall (i) reimburse CARDAX for all out-of-pocket costs and expenses reasonably incurred by CARDAX in connection with the Recall or seizure, including, without limitation, replacing the Product subject to the Recall or seizure in accordance with this Agreement; and (ii) as provided in Section 8.1, indemnify and save CARDAX and its Affiliates harmless from and against any and all damages to or claims by third parties associated (or Affiliated) with or resulting from any such Recall or seizure. With respect to any Recall or seizure caused by the negligence, mistake or omission of CARDAX (including but not limited to failure of the Active Ingredient to meet the Specifications), CARDAX shall: (i) reimburse CAPSUGEL for all out-of-pocket costs and expenses reasonably incurred by CAPSUGEL in connection with the Recall or seizure; and (ii) as provided in Section 8.2, indemnify and save CAPSUGEL and its Affiliates harmless from and against any and all damages to or claims by third parties associated with or resulting from any such Recall or seizure.

With respect to any Recall or seizure of a Product not caused by the negligence, mistake or omission of either Party, each Party shall bear [***] of the aggregate costs of any and all out-of-pocket costs, expenses and losses reasonably incurred by either Party in connection with the Recall or seizure.

If CAPSUGEL and CARDAX cannot agree which party is at fault or whether a Recall or seizure was reasonably beyond the control of the Parties, then an independent technical expert, acceptable to both Parties, shall be designated to make such determination. The designated technical expert shall not be an employee, consultant, officer, director or shareholder of, or otherwise associated with, CAPSUGEL, CARDAX or their respective Affiliates. The technical expert’s determination will be, in the absence of fraud or manifest error, binding and conclusive upon the Parties.

Each Party shall keep the other fully informed of any notification or other information, whether received directly or indirectly, which might affect the marketability, safety or effectiveness of a Product, or which might result in liability issues or otherwise necessitate action on the part of either party, or which might result in Recall or seizure of the Product.

Prior to any reimbursement pursuant to this Section 6 the Party claiming reimbursement shall provide the other Party with all available documentation of all reimbursable costs and expenses.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF
1934. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
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Section 7

Representations and Warranties

7.1 Representations and Warranties of CAPSUGEL. CAPSUGEL hereby represents and warrants to CARDAX as follows:

(a)	CAPSUGEL is a corporation in good standing under the laws of the jurisdiction of its organization and authorized to do business wherever necessary to fulfill the terms and conditions of this Agreement;

(b)	CAPSUGEL has the full power and authority to execute and deliver this Agreement and perform its covenants, duties and obligations described in this Agreement;

(c)	This Agreement is the valid, legal and binding obligation of CAPSUGEL, enforceable in accordance with its terms;

(d)	Neither the execution and delivery of this Agreement nor the performance of CAPSUGEL’s covenants, duties and obligations described in this Agreement constitute or will constitute a default under or conflict with any judgment, decree or order of any court or other governmental body to which CAPSUGEL is subject and will not conflict or be inconsistent with or result in the termination, modification, breach or default under the terms of any contract, commitment, covenant, agreement, instrument, document or understanding to which CAPSUGEL is a party;

(e)	CAPSUGEL is not a party to, nor to CAPSUGEL’s knowledge is CAPSUGEL as of the Effective Date threatened with, any legal or equitable action or proceeding before any court, arbitrator, administrative agency or other tribunal which is reasonably likely to adversely affect its ability to execute and deliver this Agreement or fully and timely perform its covenants, duties and obligations described in this Agreement;

(f)	CAPSUGEL has obtained and continuously maintained all permits, authorizations and licenses issued by all federal, state and local governmental agencies and authorities necessary for the conduct of CAPSUGEL’s businesses as of the Effective Date;

(g)	CAPSUGEL has and shall continue to follow, comply with and adhere to all Applicable Laws necessary for the conduct of CAPSUGEL’s businesses;

CAPSUGEL shall during the performance of the CAPSUGEL Development Activities ensure that, at all times, its employees, contractors, consultants, sub-contractors carry out their duties with all reasonable skill and care customary for the type of scientific research and development work covered by this Agreement and shall at all times comply with all applicable laws and regulations; record experimental data and all other material information relating to the CAPSUGEL Development Activities in individual notebooks or other appropriate formats and treat the same as Confidential Information; ensure that, at all times, its employees, contractors, consultants and sub-contractors are fully aware of and comply with the confidentiality provisions of their respective contracts which, for the avoidance of doubt, are comparable to the confidentiality provisions set out in this Agreement; keep CARDAX informed of the progress of the CAPSUGEL Development Activities by providing bi-weekly written reports and such other interim reports or updates as CARDAX may reasonably request.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF
1934. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
11

7.2 Representations and Warranties of CARDAX. CARDAX hereby represents and warrants to CAPSUGEL as follows:

(a)	CARDAX is a corporation in good standing under the laws of the jurisdiction of its organization and authorized to do business wherever necessary to fulfill the terms and conditions of this Agreement;

(b)	CARDAX has the full power and authority to execute and deliver this Agreement and perform its covenants, duties and obligations described in this Agreement;

(c)	This Agreement is the valid, legal and binding obligation of CARDAX, enforceable in accordance with its terms;

(d)	Neither the execution and delivery of this Agreement nor the performance of CARDAX’s covenants, duties and obligations described in this Agreement constitute or will constitute a default under or conflict with any judgment, decree or order of any court or other governmental body to which CARDAX is subject and will not conflict or be inconsistent with or result in the termination, modification, breach or default under the terms of any contract, commitment, covenant, agreement, instrument, document or understanding to which CARDAX is a party;

(e)	CARDAX is not a party to, nor to CARDAX’s knowledge is CARDAX as of the Effective Date threatened with, any legal or equitable action or proceeding before any court, arbitrator, administrative agency or other tribunal which is reasonably likely to adversely affect its ability to execute and deliver this Agreement or fully and timely perform its covenants, duties and obligations described in this Agreement; and

(f)	CARDAX has obtained and continuously maintains all permits, authorizations and licenses issued by all federal, state and local governmental agencies and authorities necessary for the conduct of CARDAX’s businesses as of the Effective Date.

Disclaimer. THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS AGREEMENT ARE THE PARTIES’ ONLY WARRANTIES AND NO OTHER WARRANTY, EXPRESS, IMPLIED OR STATUTORY, WILL APPLY. EACH PARTY EXPRESSLY DISCLAIMS ALL OTHER WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. FOR THE AVOIDANCE OF DOUBT, EACH PARTY EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES OF NON-INFRINGEMENT THAT ARE NOT EXPRESSLY SET FORTH IN THIS AGREEMENT.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF
1934. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
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Section 8

Indemnification

8.1 CAPSUGEL’s Indemnification of CARDAX. CAPSUGEL shall indemnify, defend and hold CARDAX, its Affiliates and their respective officers, directors, employees and agents harmless from and against any and all third party Losses suffered, incurred or sustained by CARDAX or to which CARDAX becomes subject at any time, to the extent arising out of or resulting, directly or indirectly, from: (a) any breach of CAPSUGEL’s representations, warranties or obligations under this Agreement; (b) any personal injury, death or property damage caused by the possession, use, or consumption by any person of any Product that does not comply with the Specification in any way or is the result of actions or inactions of CAPSUGEL in its manufacturing or is alleged to result from any inherent risk of the Formulation or a defect in the Formulation; and (c) any other negligent act or omission on the part of CAPSUGEL, its Affiliates or their respective employees or agents except, in each case, to the extent such claims are attributable to the gross negligence or willful misconduct of CARDAX.

8.2 CARDAX’s Indemnification of CAPSUGEL. CARDAX shall indemnify, defend and hold CAPSUGEL, its Affiliates and their respective officers, directors, employees and agents harmless from and against any and all third party Losses suffered, incurred or sustained by CAPSUGEL or to which CAPSUGEL becomes subject at any time, to the extent arising out of or resulting, directly or indirectly, from (a) any breach of CARDAX’s representations, warranties or obligations under this Agreement; (b) any personal injury, death or property damage caused by the possession, use or consumption by any person of any Product supplied by CAPSUGEL under this Agreement that does not comply with the Specifications as a result of actions or inactions of CARDAX or is alleged to result from any inherent risk of the Product or a defect in the Active Ingredient; and (c) any other negligent act or omission on the part of CARDAX, its Affiliates or their respective employees or agents except, in each case, to the extent such claims are attributable to the gross negligence or willful misconduct of CAPSUGEL.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF
1934. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
13

8.3 Indemnification Process. If CARDAX, Affiliates or their respective employees, servants or agents, or CAPSUGEL, its Affiliates or their respective employees, servants or agents (in each case an “Indemnified Party”), receive any written claim which such Indemnified Party believes is the subject of indemnity hereunder by the other Party hereto (an “Indemnifying Party”), the Indemnified Party shall, as soon as reasonably practicable after forming such belief, give notice thereof to the Indemnifying Party, provided that the failure to give timely notice to the Indemnifying Party as contemplated hereby shall not release the Indemnifying Party from any liability to the Indemnified Party unless the Indemnifying Party demonstrates that the defense of such claim is prejudiced by such failure. The Indemnifying Party shall have the right, by prompt notice to the Indemnified Party to assume the defense of such claim at its cost, with counsel reasonably satisfactory to the Indemnified Party. If the Indemnifying Party does not so assume the defense of such claim or, having done so, does not diligently pursue such defense, the Indemnified Party may assume the defense, with counsel of its choice, but at the cost of the Indemnifying Party. If the Indemnifying Party so assumes the defense, it shall have absolute control of the litigation; the Indemnified Party may, nevertheless, participate therein through counsel of its choice and at its cost. The Party not assuming the defense of any such claim shall render all reasonable assistance to the Party assuming such defense, and out-of-pocket costs of such assistance shall be for the account of the Indemnifying Party. No such claim shall be settled other than by the Party defending the same, and then only with the consent of the other Party, which consent shall not be unreasonably withheld; provided that the Indemnified Party shall have no obligation to consent to any settlement of any such claim which (i) imposes on the Indemnified Party any liability or obligation which cannot be assumed or performed in full by the Indemnifying Party, (ii) does not unconditionally release the Indemnified Party, (iii) does require a statement as to or an admission of fault, culpability or failure to act by or on behalf of Indemnified Party or any of its Affiliates or (iv) does impose any restrictions on the conduct of business by the Indemnified Party or its Affiliates.

8.4 Limitation of Damages. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY CONSEQUENTIAL, SPECIAL OR PUNITIVE DAMAGES OR LOST PROFITS ARISING UNDER OR RELATING TO THIS AGREEMENT. Except in the event of (i) a Party’s gross negligence or willful misconduct and/or (ii) a Party’s breach of its confidentiality obligation, the total liability of one Party to the other Party (and its Affiliates) arising out of or in connection with this Agreement or the Products, whether in contract, tort (including negligence), statute or otherwise, shall, to the maximum extent permitted by Applicable Law, be limited to the amount of revenues it receives under this Agreement.

8.5 Insurance. During the Term and for a period of two (2) years after the termination of the Agreement or the expiry date of the last batch manufactured whichever is later, thereafter, each Party shall obtain and maintain, at its sole expense adequate product liability insurance for the Product as it reasonably deems necessary and appropriate. Evidence of coverage, in the form of certificates of insurance, shall be provided promptly upon registration of the Product in given countries and as reasonably requested thereafter.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF
1934. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
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Section 9

Confidentiality and Publicity

Confidentiality. The Parties agree that the terms of the Confidentiality Agreement entered into between the parties dated Nov 19, 2013 shall govern this Agreement.

Section 10

Term and Termination

10.1 Term and Renewal. The initial term of this Agreement shall be for three (3) years from the Launch Date; provided, however, that this Agreement shall automatically renew every three (3) years subject to the achievement of certain Commercial Milestones (unless waived by both parties) to be set forth in Exhibit C, [***]. In addition, any contract entered into by the Parties with a Marketer for the Product shall survive termination of this Agreement in accordance with its terms, including any renewal rights provided therein.

10.2 Termination for Breach. A material breach that is subject to cure that is not cured within [***] of written notice of breach shall be cause for termination, provided that if the breaching party is diligently pursuing in good faith the remedy of the breach at the expiration of such [***] cure period, then such [***] cure period shall be extended for a reasonable period to effect the cure. Upon any breach by CAPSUGEL, CARDAX shall be permitted to use all Intellectual Property of CAPSUGEL used in the Formulation and the Product to the extent necessary for the development and marketing of the Product. Upon any breach by CARDAX, CAPSUGEL shall be permitted to use all Intellectual Property of CARDAX used in the Active Ingredient and the Product to the extent necessary for the development and marketing of the Product in accordance with the terms of this Agreement as of the date of such termination.

10.3 Termination for Bankruptcy. This Agreement may be terminated by either Party, forthwith, or at any time thereafter by notice to the other if the other becomes bankrupt or insolvent, or enters into liquidation whether compulsorily or voluntarily, or convenes a meeting of its creditors, or has a receiver appointed over all or part of its assets, or ceases for any reason to carry on business.

10.4 Development or Commercial Non-Viability.

In the event that CAPSUGEL reasonably determines that the development of the Compound Formulation is not feasible with Commercially Reasonable Efforts in accordance with the Development Plan, with such changes as reasonably requested by CAPSUGEL, then CAPSUGEL may discontinue the development of the Compound Formulation and Product and terminate this Agreement, in which case, CARDAX shall have the right to license the Intellectual Property Rights as provided in Section 4.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF
1934. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
15

In the event that CARDAX reasonably determines that, with Commercially Reasonable Efforts by the Parties, the development of a Product is not feasible due to any legal, or technical developments with respect to the Product, including but not limited to conflicts of Intellectual Property Rights; withdrawal of a Product by a major regulatory agency for safety or efficacy reasons; or inability of the Parties to produce a Product that passes FDA required biostudies, in which such developments make the Product nonviable or that the Product is not acceptable to any applicable Marketer, then, CARDAX may elect to discontinue the development of the Product and terminate this Agreement.

10.5 Termination for Force Majeure. Neither Party shall be liable to the other for default or delay in the performance of any of its obligations under this Agreement if such default or delay shall be caused directly or indirectly by accident, fire, flood, riot, war, terrorism, act of God, embargo, strike, failure or delay of normal source of supply of materials, or delay of carriers, equipment failure or complete or partial shutdown of plant by any of the foregoing causes or other causes beyond its reasonable control, including FDA action (“Force Majeure”).

10.6 No Waiver. The failure of either Party to terminate this Agreement by reason of the breach of any of its provisions by the other Party shall not be construed as a waiver of the rights or remedies available for any subsequent breach of the terms and provisions of this Agreement.

10.7 Property. In the event of termination of this Agreement for whatever cause, in addition to the other obligations of the Parties hereunder, each Party shall return to the other Party or to the other Party’s designee no later than thirty (30) days after the effective date of termination all of such other Party’s property, including all proprietary information, in its possession, except to the extent required to be retained by law or to comply with such Party’s continuing obligations hereunder.

10.8 Survival. The provisions of Sections 3.6, 4, 6, 8, 9 and 11 shall survive any termination of this Agreement.

Section 11

Miscellaneous

11.1 Dispute Resolution. This Agreement shall be governed by and interpreted in accordance under the laws of the State of New York. Any dispute, controversy or claim arising out of this Agreement, or the breach, termination or invalidity thereof, shall be discussed between the senior management of the Parties who will attempt to resolve the matter amicably. Any disputes which cannot be resolved in this way within sixty (60) days of one Party notifying the other of the existence of a dispute shall be finally settled before JAMS in accordance with the expedited arbitration procedures of JAMS. The arbitration shall be conducted in English in New York, New York, USA. The costs of the arbitration payable to JAMS shall be funded equally by the parties, provided that the prevailing party shall be reimbursed for such costs and expenses and its own actual out of pocket costs

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF
1934. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
16

11.2 Integration and Amendment. This Agreement, the Exhibits hereto contain the complete agreement between the Parties with respect to the subject matter hereof. All previous and collateral agreements, representations, warranties, promises and conditions relating to the subject matter of this Agreement are superseded by this Agreement. This Agreement may only be amended by a written instrument duly executed by the Parties hereto.

11.3 Assignment. Neither Party may assign this Agreement without the prior written consent of the other Party; provided, however that either Party may assign in connection with a merger or sale of all or substantially all of its stock or assets, provided the assignee agrees to be bound by all of the terms and conditions of this Agreement.

11.4 Waiver. No waiver of any default by either Party shall be deemed to constitute a waiver of any subsequent default with respect to the same or any other provision hereof. No waiver shall be effective unless made in writing with specific reference to this Agreement and signed by a duly authorized representative of the Party granting the waiver.

11.5 Notice. Any notice or request expressly provided for or permitted under this Agreement shall be in writing, delivered manually or by mail, e-mail, or facsimile and shall be deemed sufficiently given if and when received by the Party to be notified at its address first set forth below, or if and when mailed by registered mail or certified mail, postage prepaid, addressed to such Party at such address, or upon delivery confirmation. Either Party, by notice to the other, may change its address for receiving such notices.

If to CAPSUGEL:	CAPSUGEL US, LLC
412 Mt. Kemble Ave. Suite 200C
Morristown, NJ 07960 USA
Attn: President, Dosage Form Solutions
Telephone:	[***]
Facsimile:	[***]
E-mail:	[***]

With a copy to	CAPSUGEL US, LLC
412 Mt. Kemble Ave. Suite 200C
Morristown, NJ 07960 USA
Attn: General Counsel
Telephone:	[***]
Facsimile:	[***]
E-mail:	[***]

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF
1934. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
17

If to CARDAX:	CARDAX, Inc.
2800 Woodlawn Dr., Suite 129
Honolulu, HI 96822
Attn: President and CEO
Telephone:	[***]
Facsimile:	[***]
E-mail:	[***]

With a copy to	Herrick, Feinstein LLP
2 Park Avenue
New York, NY 10016
Attn: Richard M. Morris
Telephone:	[***]
Facsimile:	[***]
E-mail:	[***]

11.6 Severability of Provisions. Each provision of this Agreement shall be treated as a separate and independent clause, and the unenforceability of any one clause shall in no way impair the enforceability of any of the other clauses herein. Moreover, if one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to scope, activity, subject or otherwise so as to be unenforceable at law, such provision or provisions shall be construed by the appropriate judicial body or arbitration panel by limiting or reducing such provision or provisions, so as to be enforceable to the maximum extent allowable under the applicable law as such law shall then be.

11.7 Independent Contractors. Each Party hereto shall be an independent contractor of the other. Neither Party shall be the legal agent of the other for any purpose whatsoever and therefore has no right or authority to make or underwrite any promise, warranty or representation, to execute any contract or otherwise to assume any obligation or responsibility in the name of or on behalf of the other Party, except to the extent specifically authorized in writing by the other Party. Neither Party shall be bound by or liable to any third persons for acts or obligations or debts incurred by the other toward such third party, except to the extent specifically agreed to in writing by the Party to be so bound. This Agreement shall not create a partnership or other similar arrangement.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF
1934. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
18

11.8 Announcement. The Parties agree to coordinate external communications (e.g. joint press release) regarding this collaboration.

11.9 Headings; Interpretation. The section headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “but not limited to.” All references herein to Sections, Sections and Exhibits shall be deemed references to Sections and Sections of, and Exhibits to, this Agreement unless the context shall otherwise require. All Exhibits attached to this Agreement shall be deemed incorporated herein by reference as if fully set forth herein. Words such as “herein,” “hereof,” “hereto,” “hereby” and “hereunder” refer to this Agreement and to the Exhibits, taken as a whole. Except as otherwise expressly provided herein: (a) any reference in this Agreement to any agreement shall mean such agreement as amended, restated, supplemented or otherwise modified from time to time; (b) any reference in this Agreement to any law shall include corresponding provisions of any successor law and any regulations and rules promulgated pursuant to such law or such successor law; and (c) all terms of an accounting or financial nature shall be construed in accordance with generally accepted accounting principles, as in effect in the United States from time to time.

11.10 Counterparts. This Agreement may be executed by the Parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts taken together shall constitute but one and the same instrument.

* * * Signature Page Follows * * *

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF
1934. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
19

IN WITNESS WHEREOF, the Parties have caused this this Agreement to be executed by their respective duly authorized representatives as of the day and year first above written.

CAPSUGEL US, LLC

By:	/s/ Amit Patel
Name:	Amit Patel
Title:	President, Dosage Form Solutions

CARDAX, INC.

By:	/s/ David G. Watumull
Name:	David G. Watumull
Title:	President and CEO

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF
1934. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
20

EXHIBIT A

DEVELOPMENT PLAN

[*** six pages omitted*** ]

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF
1934. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
21

EXHIBIT B

SPECIFICATIONS

As provided in Section 1.26, to be provided upon conclusion of the Development Plan

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF
1934. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
22

EXHIBIT C

[***]

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF
1934. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
23

EXHIBIT D

MASS MARKET CHANNELS

[***]

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF
1934. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
24